UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2020

LIVEXLIVE MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38249	98-0657263
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9200 Sunset Boulevard, Suite #1201

West Hollywood, CA 90069

(Address of principal executive offices) (Zip Code)

(310) 601-2500

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	LIVX	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 1, 2020 (the “Closing Date”), LiveXLive Media, Inc., a Delaware corporation (the “Company”), Courtside Group, Inc. (d/b/a PodcastOne), a Delaware corporation (“PodcastOne”), LiveXLive PodcastOne, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (the “Buyer”), stockholders of PodcastOne (the “Sellers”), and Norman Pattiz, as the representative of the Sellers (the “Sellers’ Representative”), completed the previously announced acquisition of 100% of the issued and outstanding equity interests of PodcastOne (the “Acquisition”), with PodcastOne becoming a wholly owned subsidiary of the Buyer and an indirect wholly owned subsidiary of the Company. The Acquisition was effected pursuant to the Stock Purchase Agreement, dated as of May 7, 2020, by and among the Company, PodcastOne, Buyer, the Sellers, and the Sellers’ Representative (the “Stock Purchase Agreement”).

Pursuant to the terms and conditions of the Stock Purchase Agreement, at the effective time of the Merger (the “Effective Time”), the Company acquired 100% of the issued and outstanding equity interests of PodcastOne and issued to the Sellers 5,363,636 shares (the “Shares”) of its common stock, $0.001 par value per share (the “Common Stock”). In addition, if, during the period commencing after May 7, 2020 and ending on July 1, 2022, for five consecutive trading days the closing market price of Common Stock exceeds $5.00 per share, an additional aggregate payment of $3,000,000 in cash shall be paid to the Sellers in accordance with their respective pro rata percentage, within five business days of the second anniversary of the Closing Date. Pursuant to the terms of the Stock Purchase Agreement, the Company did not assume any outstanding options to acquire any shares of capital stock of PodcastOne and such options were terminated and cancelled in connection with the Acquisition.

Each Seller executed a lock-up agreement with the Company (x) prohibiting the transfer or disposition of the Shares for a period of 12 months from the Closing Date (the “Lock-Up Period”), subject to certain customary exceptions, and (y) agreeing to the following trading restrictions. After the expiration of the Lock-Up Period, each Seller shall be permitted to sell such Seller’s Shares subject to a volume sales limitation on each trading day equal to the product of (the “Trading Amount”) (i) the total number of Shares due to such Seller under the Agreement divided by the total number of Shares (the “Ratio”), and (ii) 5% of the average daily trading volume for Common Stock for the preceding 20 consecutive trading days; provided, that in any event, the Trading Amount per trading day shall not be less than the product of (x) 15,000 shares of Common Stock and (y) the Ratio; and provided, further, that the Sellers in the aggregate shall be permitted to sell on any trading day at least the Trading Amount. The Lock-Up Period shall terminate upon the occurrence of either of the following: (i) if Robert S. Ellin, the Company’s Chief Executive Officer and Chairman, is no longer serving as either the Chairman or the Chief Executive Officer of the Company; or (ii) in the event that Mr. Ellin no longer beneficially owns 15% or more of Common Stock. The Sellers also received certain piggyback registration rights.

In connection with the Acquisition, Mr. Pattiz, PodcastOne’s Executive Chairman entered into a new 2-year Employment Agreement with PodcastOne, dated as of the Closing Date (the “Employment Agreement”), at an annual salary of $400,000. Mr. Pattiz is also eligible to earn an annual fiscal year performance bonus, payable in cash and/or equity, for each whole or partial fiscal year of his employment period with PodcastOne in accordance with the annual bonus plan applicable to PodcastOne’s and/or the Company’s senior executives (other than CEO). Mr. Pattiz was also granted 300,000 restricted stock units of the Company(the “RSUs”). The RSUs were granted pursuant to the Company’s 2016 Equity Incentive Plan (as amended, the “2016 Plan”). 50% of the RSUs shall vest on the first anniversary of the Closing Date, and the remaining 50% of the RSUs shall vest on the second anniversary of the Closing Date, subject to Mr. Pattiz’s continued employment with the Company through each applicable vesting date. Each vested RSU shall be settled by delivery to Mr. Pattiz of one share of Common Stock within ten business days after the applicable vesting date. In the event of a “Change of Control” (as defined in the Employment Agreement) any unvested portion of the RSUs shall vest immediately prior to such event. If Mr. Pattiz’s employment is terminated by PodcastOne “Without Cause” or by Mr. Pattiz for “Good Reason” (each as defined in the Employment Agreement, subject to PodcastOne’s right to cure), he will be entitled to certain termination benefits.

The foregoing description is a summary only, does not purport to set forth the complete terms of the Stock Purchase Agreement and is qualified in its entirety by reference to the Stock Purchase Agreement filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K (this “Current Report”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 8, 2020, the terms of which are incorporated herein by reference.

The Shares and the RSUs were, and the issuance of shares of Common Stock underlying the RSUs will be, issued pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

 (a)       Financial Statements of Businesses Acquired.

PodcastOne’s financial statements for the periods required under Regulation S-X shall be filed by the Company by an amendment to this Current Report (the “Amended 8-K”) not later than 71 calendar days after the date that this Current Report is filed.

(b)       Pro Forma Financial Information.

Pro forma financial information required under Regulation S-X shall be filed in the Amended 8-K.

(d) Exhibits.

Exhibit Number	Description
10.1	Stock Purchase Agreement, dated as of May 7, 2020, by and among the Company, Courtside Group, Inc., LiveXLive PodcastOne, Inc., the persons identified as “Sellers” on the signature pages thereto, and Norman Pattiz, as the representative of the Sellers (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on May 8, 2020).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEXLIVE MEDIA, INC.

Dated: July 8, 2020	By:	/s/ Robert S. Ellin
	Name:	Robert S. Ellin
	Title:	Chief Executive Officer and Chairman of the Board of Directors